SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 6, 2008 (August 4, 2008)
Orbitz Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-33599	20-5337455

(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 1000, Chicago, Illinois	60661

(Address of Principal Executive Offices)	(Zip Code)
(312) 894-5000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On August 6, 2008, Orbitz Worldwide, Inc. (the “Company”) issued a press release announcing that it will restate certain of its previously issued consolidated financial statements. A copy of the press release is attached hereto as Exhibit 99.1.
     The information included in Item 4.02 below is incorporated herein by reference.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     On August 4, 2008, management of the Company and the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) determined that the Company should restate its previously issued consolidated financial statements for the periods described below to correct (1) the non-cash impact of certain intercompany transactions with Travelport Limited (“Travelport”) in the Company’s consolidated statements of cash flows and (2) the classification of certain credit card receipts in the Company’s consolidated balance sheets.
     This restatement affects only the Company’s consolidated statements of cash flows and the “Cash and Cash Equivalents” and “Accounts Receivable” line items on the Company’s consolidated balance sheets. The restatement does not affect the Company’s consolidated statements of operations.
     The Company determined that the non-cash impact of certain intercompany transactions with Travelport was overstated in “Operating Activities” and correspondingly understated in “Financing Activities” in the Company’s consolidated statements of cash flows for the fiscal year ended December 31, 2007 and each of the interim periods ended June 30, 2007 and September 30, 2007.
     In addition, the Company determined that credit card receipts in-transit at its foreign operations (which are generally collected within two to three days) should have been classified as “Accounts Receivable” rather than “Cash and Cash Equivalents” in the Company’s consolidated balance sheets. This change in classification is consistent with the Company’s presentation of credit card receipts in-transit at its domestic operations and resulted in a reduction in “Cash and Cash Equivalents” and an increase in “Accounts Receivable” of $10 million in the Company’s consolidated balance sheet as of December 31, 2006. This reclassification also impacted “Net Cash Provided by Operating Activities” in the Company’s consolidated statements of cash flows for the fiscal years ended December 31, 2007 and 2006 and each of the interim periods ended June 30, 2007 and September 30, 2007 and “Net Cash (Used In) Investing Activities” in the Company’s consolidated statement of cash flows for the fiscal year ended December 31, 2005. The impact of the classification error on the presentation of the Company’s consolidated statement of cash flows for the quarter ended March 31, 2007 was not material.
     The impact of these items on presentation in the consolidated statements of cash flows for the fiscal years ended December 31, 2007, 2006 and 2005 is summarized as follows:

	Successor
	Year Ended December 31, 2007
	Previously	Credit Card	Intercompany	As
	Reported	Receipts in-transit	Transactions	Restated
	(in millions)
Net cash provided by operating activities	$96	$10	$(37)	$69

Net cash (used in) investing activities	(80)	—	—	(80)

Net cash (used in) provided by financing activities	(24)	—	37	13

Effect of exchange rate changes on cash and cash equivalents	5	—	—	5

Net (decrease) increase in cash and cash equivalents	(3)	10	—	7

Cash and cash equivalents, beginning of period	28	(10)	—	18

Cash and cash equivalents, end of period	$25	$—	$—	$25

	Predecessor			Successor
	Period from January 1, 2006 through August 22, 2006			Period from August 23, 2006 through December 31, 2006
	Previously	Credit Card	As	Previously	Credit Card	As
	Reported	Receipts in-transit	Restated	Reported	Receipts in-transit	Restated
		(in millions)		(in millions)
Net cash provided by operating activities	$126	$(5)	$121	$39	$—	$39

Net cash (used in) investing activities	(54)	—	(54)	(29)	—	(29)

Net cash (used in) financing activities	(70)	—	(70)	(7)	—	(7)

Effect of exchange rate changes on cash and cash equivalents	1	—	1	(11)	—	(11)

Net increase (decrease) in cash and cash equivalents	3	(5)	(2)	(8)	—	(8)

Cash and cash equivalents, beginning of period	33	(5)	28	36	(10)	26

Cash and cash equivalents, end of period	$36	$(10)	$26	$28	$(10)	$18

	Predecessor
	Year Ended December 31, 2005
	Previously	Credit Card		As
	Reported	Receipts in-transit		Restated
		(in millions)
Net cash provided by operating activities	$59	$—		$59

Net cash (used in) investing activities	(474)	(5	)(a)	(479)

Net cash provided by financing activities	433	—		433

Effect of exchange rate changes on cash and cash equivalents	(9)	—		(9)

Net increase in cash and cash equivalents	9	(5)		4

Cash and cash equivalents, beginning of period	24	—		24

Cash and cash equivalents, end of period	$33	$(5)		$28

(a)	Due to the Company’s acquisition of ebookers in February 2005, the reclassification impacted net cash used in investing activities for the fiscal year ended December 31, 2005.

     The Audit Committee discussed the matters disclosed in this Current Report on Form 8-K with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.
     The Company intends to file a Form 10-Q/A for the quarter ended September 30, 2007 and a Form 10-K/A for the fiscal year ended December 31, 2007 to correct the items described above for the periods covered by those reports. The items described above contained in the interim consolidated financial statements for the quarter ended June 30, 2007 will be corrected in the Company’s Form 10-Q for the quarter ended June 30, 2008.
     In connection with the determination set forth above, the Audit Committee, upon management’s recommendation, concluded that the Company’s previously-issued financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2007 and Quarterly Reports on Form 10-Q for the quarters ended June 30, 2007 and September 30, 2007 previously filed with the Securities and Exchange Commission, as well as any related reports of Deloitte & Touche LLP covering those periods, should no longer be relied upon.
     The Company will discuss the attached press release and this Current Report on Form 8-K during its second quarter 2008 earnings conference call. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
     Exhibit No.
99.1	Press Release, dated August 6, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITZ WORLDWIDE, INC.
August 6, 2008	By:	/s/ James P. Shaughnessy
		Name:	James P. Shaughnessy
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 6, 2008.